Exhibit 10.11 (e)

SEVENTH AMENDMENT AGREEMENT

TO

AMENDED AND RESTATED NOTE PURCHASE AGREEMENT DATED AS OF SEPTEMBER 30, 2003

THIS SEVENTH AMENDMENT AGREEMENT (this "Agreement"), dated as of May 15, 2008, among Cal-Maine Foods, Inc. (the "Company") and John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company (collectively, the "Purchasers") is with respect to the Amended and Restated Note Purchase Agreement dated as of September 30, 2003 (as amended by the First Amendment and Waiver Agreement dated as of November 30, 2003, a Second Amendment Agreement dated as of January 26, 2004, a Third Amendment Agreement dated as of August 2, 2004, a letter agreement dated August 24, 2005, a Fourth Amendment and Waiver Agreement dated March 1, 2007, a Fifth Amendment and Waiver Agreement dated as of March 30, 2007 and a Sixth Amendment Agreement dated as of January 30, 2008, the "Note Agreement") pursuant to which the Borrowers have outstanding their Series A Secured Notes due September 1, 2014, their Series B Secured Notes due September 1, 2014 and their Series C Secured Notes due September 1, 2014 (collectively, the "Notes"). As of the date of this Agreement, the Purchasers are the holders of 100% of the outstanding principal amount of the Notes.

The Company has requested that the Purchasers consent to the amendment to the Note Agreement set forth in this Agreement.

The Purchasers are willing to do so on, and subject to, the terms and conditions of this Agreement.

Terms not otherwise defined in this Agreement have the meanings given therefor in the Note Agreement.

NOW, THEREFORE, the parties agree:

1. **AMENDMENTS TO NOTE AGREEMENT.** Subject to the satisfaction of the conditions set forth in **Section 2**, from and after the date of this Agreement,

(a) **Dividends; Restricted Payments and Restricted Investments.** Paragraph 6G of the Note Agreement is amended and restated reads as follows:

"G. **Dividends; Restricted Payments and Restricted Investment.**

(i) Neither the Borrowers nor any Subsidiary shall make, declare or incur any liability to make any Dividends or Restricted Payments after the Sixth Amendment Date, provided that the Company may pay cash Dividends on its Common Stock and may repurchase shares of its Common Stock for cash in a Fiscal Quarter if:

{B0772769; 2}

(a) no Event of Default or Default exists immediately before or immediately after making or declaring such Dividend or repurchase or could otherwise be reasonably expected to result therefrom;

(b) on a pro forma basis after giving effect to such Dividend or repurchase the Borrowers would be in compliance with their financial covenants set forth in **paragraph 6A**; and

(c) the aggregate amount of the sum of:

(1) all such Dividends paid during such Fiscal Quarter; plus

(2) the aggregate amount paid to repurchase such shares during such Fiscal Quarter

does not exceed an amount equal to one third of the positive Consolidated Net Income for the immediately preceding Fiscal Quarter; provided that if such Consolidated Net Income for a Fiscal Quarter is negative (a "Loss Quarter"), no Dividends or repurchases will be permitted in that Fiscal Quarter or in any subsequent Fiscal Quarters until the Net Worth as calculated as of a subsequent Fiscal Quarter end after giving effect to any proposed dividend or repurchase under the terms hereof, equals or exceeds the Net Worth in effect as of the end of the Fiscal Quarter that immediately preceded the Loss Quarter. As used herein, the term "Net Worth" means, as of any date of determination, an amount equal to the excess of the consolidated total assets of Consolidated Group over the consolidated total liabilities of the Consolidated Group; and

(ii) Neither the Borrowers nor any Subsidiary shall make, declare or incur any liability to make any Restricted Investment after the Closing Date unless (a) no Event of Default or Default exists immediately before or immediately after making or declaring such Restricted Investment or could otherwise be reasonably expected to result therefrom; (b) on a pro forma basis the Borrowers would be in compliance with their financial covenants set forth in **paragraph 6A** and (c) such Restricted Investment is an Investment in a business which the Borrowers and its Subsidiaries are permitted to conduct pursuant to **paragraph 6J.**

For the purpose of this **paragraph 6G,** the value of a Restricted Investment which constitutes a liability (contingent or otherwise) shall be the maximum amount of such liability and any Restricted Investment made in property other than cash shall be valued at the fair market value thereof at the time of making such Restricted Investment as determined in good faith by the Company's Board of Directors."

2. **CONDITIONS.** The amendments granted in **Section 1** are subject to the satisfaction of the following:

(a) **Instruments to be Delivered.** Each of the Borrowers shall have executed and delivered this Agreement to the Purchasers.

(b) **Payment of Expenses.** All Expenses, including those of Special Counsel, shall have been paid by the Borrowers in full.

3. **REPRESENTATIONS AND WARRANTIES.** The Borrowers, jointly and severally, represent and warrant to the Purchasers:

(a) **Continuing Representations**. Subject to any disclosure set forth on **Schedule 1** attached, each of the representations and warranties set forth in paragraphs 8A through 8K, 8M, 8N, 8P and 8S of the Note Agreement is true and correct in all material respects on and as if made as of the date hereof after giving effect to this Agreement.

(b) **No Defaults**. As of the date hereof, immediately before and after giving effect to this Agreement, no Default or Event of Default will exist.

(c) **Consents Etc**. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or any other Person (including without limitation, any creditor, lessor, or stockholder of any Borrower) is required in connection with execution, delivery or performance by any Borrower of this Agreement or the Note Agreement as amended by this Agreement.

(d) **Solvency**. As of the date hereof, (i) the aggregate present fair saleable value of the assets of each Borrower will, to the knowledge of the Borrowers in their reasonable business judgment be greater than the amount that will be required to pay the probable liabilities of each Borrower on its debts, including contingent liabilities, as they become absolute and mature; (ii) such Borrower has (and has no reason to believe that it will not have) sufficient capital for the conduct of its business as presently conducted; and (iii) no Borrower intends to incur, or believes it has incurred, beyond its ability to pay as they mature.

4. **NO OTHER AMENDMENTS OR WAIVERS.** Except as expressly set forth in **Section 1**, the Note Agreement and the other Transaction Documents shall continue in full force and effect without alteration or amendment. No term or provision of the Transaction Documents is waived by this Agreement.

5. **GOVERNING LAW.** THIS AGREEMENT IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY LAWS OR RULES RELATING TO CONFLICTS OF LAWS THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS).

6. **COUNTERPARTS.** This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

IN WITNESS WHEREOF, this Seventh Amendment Agreement is executed under seal as of the date first above written.

BORROWERS:

CAL-MAINE FOODS, INC.

By: Timothy A. Dawson
Name: Timothy A. Dawson
Title: VP/CFO

PURCHASERS:

JOHN HANCOCK LIFE INSURANCE COMPANY

By:____________________________
Name: Todd Southerland
Title: Director

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By:____________________________
Name: Todd Southerland
Title: Authorized Signatory

AGREED AND CONSENTED TO:

CAL-MAINE FARMS, INC.

By: [signature]
Name: Timothy A. Dawson
Title: Vice President/CFO

SOUTHERN EQUIPMENT DISTRIBUTORS, INC.

By: [signature]
Name: Timothy A. Dawson
Title: Vice President/CFO

SOUTH TEXAS APPLICATORS, INC.

By: [signature]
Name: Timothy A. Dawson
Title: Vice President/CFO

CMF OF KANSAS, LLC

By: Cal-Maine Foods, Inc., its managing member

By: [signature]
Name: Timothy A. Dawson
Title: Vice President/CFO

BENTON COUNTY FOODS, LLC

By: Cal-Maine Foods, Inc., its managing member

By: /s/ Timothy A. Dawson
Name: TIMOTHY A. DAWSON
Title: VP/CFO